TERMINATION OF REDEMPTION AGREEMENT

         This Termination of Redemption Agreement is entered into as of 21st day of April, 2004.

         WHEREAS, the undersigned are all of the parties to that certain Redemption Agreement dated June 2, 1993, which was previously amended on September 19, 1998 and again on September 13, 2001, (the "Agreement"); and

         WHEREAS, the undersigned deem it to be in their best interests that the Agreement be terminated.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agree as follows:

         Section 1). Pursuant to the provisions of Section 17 of the Agreement, the undersigned hereby terminate the Agreement, as previously amended, in it entirety.

         Section 2). As of the date of this termination, the Agreement shall be null and void, and shall no longer have any force or effect.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the date first above written.


                                             IDX SYSTEMS CORPORATION


                                             By:  /S/ RICHARD E. TARRANT
                                                -------------------------------
                                                   Richard E. Tarrant


                                             /S/ RICHARD E. TARRANT
                                             ----------------------------------
                                             Richard E. Tarrant


                                             /S/ ROBERT H. HOEHL
                                             ----------------------------------
                                             Robert H. Hoehl


                                             /S/ AMY E. TARRANT
                                             ----------------------------------
                                             Amy E. Tarrant


                                             /S/ CYNTHIA K. HOEHL
                                             -----------------------------------
                                             Cynthia K. Hoehl

                                             HOEHL FAMILY FOUNDATION


                                             By:  /S/ ROBERT H. HOEHL
                                                --------------------------------
                                                   Robert H. Hoehl


                                             RICHARD E. TARRANT FOUNDATION


                                             By:  /S/ RICHARD E. TARRANT
                                                --------------------------------
                                                   Richard E. Tarrant


                                             AMY E. TARRANT FOUNDATION


                                             By:  /S/ AMY E. TARRANT
                                                --------------------------------
                                                   Amy E. Tarrant


                                             [HOEHL CHILDREN'S TRUSTS]


                                             By:  /S/ CYNTHIA K. HOEHL
                                                --------------------------------
                                                   Cynthia K. Hoehl


                                             [TARRANT CHILDREN'S TRUSTS]


                                              By:  /S/ AMY E. TARRANT
                                                --------------------------------
                                                    Amy E. Tarrant